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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 27, 1998 (April 22, 1998)
                                                 -------------------------------


                          SPARTA PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-23076                 56-1755527
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


111 Rock Rd.     Horsham,    PA                                  19044
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code         (215) 442-1700
                                                   -----------------------------


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Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.           Bankruptcy or Receivership.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.           Other Events

                  On April 22, 1998, Sparta issued a press release filed as
                  Exhibit 99.26 hereto announcing the signing of a license agreement with Schering-Plough Corporation for the use of Sparta's Spartaject(TM) technology as applied to Schering-Plough's oral anticancer agent, TEMODAL (R) (temozolomide).

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements and Exhibits.

          (a)     Financial Statements of Sparta Pharmaceuticals, Inc.

                  Not applicable.

          (b)     Pro Forma Financial Information

                  Not applicable

          (c)     Exhibits

                   99.26    -- Press Release, dated as of April 22, 1998,
                               announcing the signing of a license agreement with Schering-Plough Corporation.





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Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S.

                  Not applicable.



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Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                                        Sparta Pharmaceuticals, Inc.


  April 27, 1998                        By:  /s/ Jerry B.  Hook
------------------                           -----------------------------------
        Date                                 Jerry B.  Hook, Ph.D. President,
                                             Chief Executive Officer & Director
                                             (principal executive officer)








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                                  EXHIBIT INDEX
________________________________________________________________________________
Exhibit
Number                   Description                                        Page
------                   -----------                                        ----

99.26     --  Press Release, dated as of April 22, 1998, announcing the       6
          signing of a license agreement with Schering-Plough Corporation.